UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

February 16, 2006

US Airways Group, Inc.
(Commission file number: 1-8444)
(Exact Name of Registrant as specified in its charter)

Delaware	54-1194634
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)

111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant's telephone number, including area code)

US Airways, Inc.
(Commission file number: 1-8442)
(Exact Name of Registrant as specified in its charter)

Delaware	53-0218143
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)

111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant's telephone number, including area code)

America West Airlines, Inc.
(Commission file number: 0-12337)
(Exact Name of Registrant as specified in its charter)

Delaware	86-0418245
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)

4000 East Sky Harbor Blvd., Phoenix, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

     On January 25, 2005, US Airways Group, Inc. (the "Company") entered into Amendment No. 6 to Purchase Agreement DCT 021/03 and Amended and Restated Financing Letter of Agreement DCT-023/03 (collectively referred to as the "Post-Petition Settlement Agreements") with EMBRAER - Empresa Brasileira de Aeronautica S.A. ("Embraer"), pursuant to a Post-Petition Purchase Agreement Modification and Aircraft Financing Term Sheet executed by the Company and Embraer dated December 16, 2004 and approved by the U.S. Bankruptcy Court for the Eastern District of Virginia (the "Bankruptcy Court") on January 13, 2005, as previously reported on a Current Report on Form 8-K filed on February 1, 2005.

     Some of the transactions contemplated by the Post-Petition Settlement Agreements were (a) the application of deposits and progress payments on account of damages arising incident to the failure of the Company to take delivery of six additional ERJ-170s originally scheduled to be delivered during the period between September 12, 2004 and December 31, 2004 under the Purchase Agreement DCT-021/03 dated May 9, 2003 between the Company and Embraer, as amended, including by Letter Agreement DCT-022/03 dated as of May 9, 2003 (the "Letter Agreement") between the Company and Embraer (as so amended, the "Purchase Agreement"), (b) an agreement to suspend deliveries under the Purchase Agreement and to agree on a new delivery schedule if the Purchase Agreement was assumed, (c) the application of spare parts credits provided by Embraer Aircraft Customer Services, Inc. ("EACS") and Embraer Maintenance Services, Inc. ("EAMS") and (d) certain modifications to the terms applicable to future financings to be provided by Embraer or its affiliates upon the Company's assumption of the Purchase Agreement and related documents.

     On February 16, 2006, the Bankruptcy Court (i) approved the Settlement and Assumption Term Sheet between the Company and Embraer, executed by the Company on February 9, 2006 (the "Term Sheet"), (ii) authorized the assumption of the Purchase Agreement, as amended by the Term Sheet (the "Amended Purchase Agreement"), pursuant to which the Company entered into a Second Amended and Restated Financing Letter of Agreement DCT-023/03 with Embraer (the "Amended Financing LOA"), (iii) authorized the assumption of Letter of Intent No. 2 dated November 16, 2004, between the Company and EACS, as amended from time to time (the "TSP LOI") and as further amended by the Term Sheet (the "Amended TSP LOI"), which agreement relates to maintenance services for certain Embraer 170 aircraft in the Company's aircraft fleet and (iv) disallowed Proof of Claim No. 3419 filed by Embraer on February 3, 2005 in the Company's Chapter 11 bankruptcy proceeding pending before the Bankruptcy Court and any other Proof of Claim filed in such proceeding which relates to the Purchase Agreement or the TSP LOI, in each case as amended or modified.

     In addition to setting forth the parties' agreement with respect to the assumption of the Amended Purchase Agreement and the Amended TSP LOI, the material modifications and amendments to the Purchase Agreement and the TSP LOI provided for in the Term Sheet are summarized below:

a)     Progress and Deposit Payments. Pursuant to the Amended Purchase Agreement, Embraer will retain $18.5 million in non-refundable progress and deposit payments ("Old PDPs") previously paid by the Company pursuant to the terms of the Purchase Agreement. Upon assumption of the Amended Purchase Agreement, the Old PDPs will be applied to future firm aircraft orders placed by the Company as provided for by the terms of the Amended Purchase Agreement.

b)     Assumption of the Amended Purchase Agreement. The Company will assume the Amended Purchase Agreement pursuant to section 365 of the Bankruptcy Code. In connection with the assumption of the Amended Purchase Agreement, (i) the Company will place an initial firm order for 25 Embraer 190 aircraft (the "Initial Aircraft"), with a portion of Old PDPs to be allocated to the Initial Aircraft in accordance with the terms of the Amended Purchase Agreement, and (ii) the Company will place an additional firm order for 32 Embraer 190 aircraft (the "Additional Aircraft"), with a portion of Old PDPs to be allocated to the Additional Aircraft in accordance with the terms and conditions set forth in the Amended Purchase Agreement. In addition, upon assumption of the Amended Purchase Agreement, Embraer will grant the Company the right to purchase up to 50 additional Embraer 190 aircraft (the "Option Aircraft") in accordance with the Term Sheet.

c)      Right to Convert Aircraft. Pursuant to certain modifications to the Letter Agreement incident to the Purchase Agreement, the Company will be allowed to convert Initial Aircraft, Additional Aircraft or Option Aircraft to model Embraer 170, Embraer 175 or Embraer 195 aircraft, subject to availability and upon agreed notice.

d)     Financing LOA. Financing will be provided for certain of the aircraft scheduled for delivery under the Amended Purchase Agreement, as agreed to by the Company and Embraer pursuant to the terms of the Amended Financing LOA.

e)      Extension of TSP LOI. Upon the terms and conditions set forth in the Term Sheet, the TSP LOI will be extended from March 31, 2006 until October 31, 2006, or such other date as may be agreed to by the parties (the "Transition Period"). Payments pursuant to the TSP LOI during the Transition Period will be kept current as required by the TSP LOI and at the conclusion of the Transition Period the TSP LOI will terminate.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc. (REGISTRANT)
Date: February 23, 2005	By: /s/ Derek J. Kerr Derek J. Kerr Senior Vice President and Chief Financial Officer
US Airways, Inc. (REGISTRANT)
Date: February 23, 2005	By: /s/ Derek J. Kerr Derek J. Kerr Senior Vice President and Chief Financial Officer
America West Airlines, Inc. (REGISTRANT)
Date: February 23, 2005	By: /s/ Derek J. Kerr Derek J. Kerr Senior Vice President and Chief Financial Officer